Exhibit 10.11.4

CONN FUNDING II, L.P.,

as Issuer

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

————————————————

Asset Backed Notes

(Issuable in Series)

SIXTH SUPPLEMENTAL INDENTURE

————————————————

Dated as of November 30, 2010

SIXTH SUPPLEMENTAL INDENTURE

This SIXTH SUPPLEMENTAL INDENTURE is dated as of November 30, 2010 (this “Sixth Supplemental Indenture”), is between CONN FUNDING II, L.P., a special purpose limited partnership established under the laws of Texas, as issuer (the “Issuer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association), a banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).  Capitalized terms used herein but not otherwise defined shall have the meanings given in the Indenture (as defined below).

RECITALS

WHEREAS, the Issuer and the Trustee have entered into a Base Indenture dated as of September 1, 2002, between the Issuer and the Trustee (the “Base Indenture”), as supplemented by (i) the First Supplemental Indenture dated as of October 29, 2004 (the “First Supplemental Indenture”), (ii) the Second Supplemental Indenture dated as of June 1, 2006 (the “Second Supplemental Indenture”), (iii) the Third Supplemental Indenture dated as of June 28, 2007 (the “Third Supplemental Indenture”), (iv) the Fourth Supplemental Indenture dated as of August 14, 2008 (the “Fourth Supplemental Indenture”), (v) the Fifth Supplemental Indenture dated as of July 2, 2010 (the “Fifth Supplemental Indenture”), (vi) the Amended and Restated Series 2002-A Supplement dated as of September 10, 2007 (as amended, the “2002-A Supplement”), as amended by (a) Supplement No. 1 to Series 2002-A Supplement dated as of August 14, 2008 (“Supplement No. 1”), and (b) Supplement No. 2 to Series 2002-A Supplement dated as of March 16, 2010 (“Supplement No. 2”), pursuant to which the Issuer’s Series 2002-A Notes (the “Series 2002-A Notes”) were issued, and (vii) the Series 2006-A Series Supplement dated as of August 1, 2006 (the “2006-A Supplement” and, together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the 2002-A Supplement, the “Indenture”), pursuant to which the Issuer’s Series 2006-A Notes were issued (the “Series 2006-A Notes”, and together with the Series 2002-A Notes, the “Notes”); and

WHEREAS, the Issuer and the Trustee desire to amend certain provisions of the Indenture to permit the release of the Trust Estate to the Issuer on the day that any redemption of Notes is effected pursuant to Section 14.1(b) of the Base Indenture; and

WHEREAS, Section 13.2 of the Base Indenture requires the consent of the Required Persons and the Holder of each outstanding Note affected by the amendments reflected herein; and

WHEREAS, the Notes of all Series have been redeemed by the Issuer on the date hereof and, therefore, there are no Required Person or Holders of Notes.

SIXTH SUPPLEMENTAL INDENTURE CONN FUNDING II, L.P.

NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Issuer and the Trustee covenant and agree as follows:

ARTICLE 1.

GENERAL

SECTION 1.01  This Sixth Supplemental Indenture is supplemental to the Indenture and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

SECTION 1.02  This Sixth Supplemental Indenture shall become effective upon the later to occur of (i) the execution and delivery of this Sixth Supplemental Indenture by each of the Issuer and the Trustee and (ii) the redemption of all Series of Notes by the Issuer pursuant to Section 14.1(b) of the Base Indenture.

ARTICLE 2.

AMENDMENT TO BASE INDENTURE

SECTION 2.01  Amendment of Section 12.1.  Section 12.1 of the Base Indenture is hereby amended by replacing the words “on the first Business Day after the Payment Date on which the Issuer has paid, caused to be paid or irrevocably deposited or caused to be irrevocably deposited in the applicable Payment Account and any applicable Series Account” with “on the Business Day on which the Issuer has paid, caused to be paid or irrevocably deposited or caused to be irrevocably deposited in the applicable Trust Account”.

ARTICLE 3.

MISCELLANEOUS

SECTION 3.01  Except as specifically modified herein, the Indenture, as heretofore amended, is in all respects ratified and confirmed (mutatis mutandis) and shall remain in force and effect in accordance with their terms.

SECTION 3.02  Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Sixth Supplemental Indenture, and this Sixth Supplemental Indenture shall not affect the rights or immunities of the Trustee under the Indenture.  This Sixth Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect thereto.

SECTION 3.03  The laws of the State of New York shall govern this Sixth Supplemental Indenture without regard to the conflict of laws provisions thereof.

SIXTH SUPPLEMENTAL INDENTURE CONN FUNDING II, L.P.

SECTION 3.04  This Sixth Supplemental Indenture may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

SECTION 3.05  The Issuer reaffirms that (i) each of the representations and warranties made by it in the Indenture and each of the other Transaction Documents to which it is a party are true and correct in all material respects on and as of the effective date hereof (except to the extent they expressly relate to an earlier or later time and then as of such earlier or later time), (ii) no Event of Default or event which, upon notice or lapse of time or both, would result in an Event of Default with respect to the Notes has occurred, and (iii) no Servicer Default or event which, upon notice or lapse of time or both, would result in a Servicer Default has occurred.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW]

SIXTH SUPPLEMENTAL INDENTURE CONN FUNDING II, L.P.

IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Sixth Supplemental Indenture to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first written above.

CONN FUNDING II, L.P., as Issuer

By: Conn Funding II GP, L.L.C., its general partner

By: /s/ Michael J. Poppe Name: Michael J. Poppe Title: Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By: /s/ Kristen L. Puttin Name: Kristen L. Puttin Title: Vice President

SIXTH SUPPLEMENTAL INDENTURE CONN FUNDING II, L.P.